LONG-TERM DEBT AND SHORT-TERM DEBT	12 Months Ended
Feb. 28, 2019
Debt Disclosure [Abstract]
Debt Disclosure [Text Block]
13.	LONG-TERM DEBT AND SHORT-TERM DEBT

Facilities Agreement of 2016

On June 30, 2016, the Company entered into a three-year $400,000 term and revolving facilities agreement (the “Facilities Agreement”) with a group of arrangers led by Deutsche Bank AG, Singapore Branch. The facilities, a $225,000 three-year bullet maturity term loan and a $175,000 three-year revolving facility, are priced at 250 basis points over LIBOR. The interest is payable on a quarterly basis. The Company also paid commitment fee of 0.75% per annum based on the undrawn portion of the facilities for the period commencing on the commitment fee accrual commencement date to the end of the availability period applicable to the facilities. The use of proceeds of the facilities are for general corporate purposes.

The debt issuance cost of $12,000 was recorded as long-term prepayment and amortized over the period from June 30, 2016 to June 30, 2019, the termination date of the Facilities Agreement.

The Facilities Agreement contains financial covenants on the Group’s tangible net worth, interest cover and leverage, and also it has acceleration clauses about the occurrence of an event of default. The Company is required to maintain restricted cash equivalent to a three-month period of interest expense for the duration of the Facilities Agreement.

As of February 28, 2019, the Company had drawn down
$225,000 three-year bullet maturity term loan and repaid $30,000 prior to its maturity under the facility commitment. The maturity date of three-year bullet loan is June 30, 2019. The Company had classified the remaining balance of $195,000 in short-term debt and current portion of long-term debt. In connection with the facilities agreement, the Company entered into three interest rate swap agreements, of which the notional amount is $30,000, $30,000 and $50,000, respectively. Pursuant to the interest rate swap agreements, the loans will be settled with a fixed annual interest rate of 3.46%, 4.10% and 4.14% respectively, during the respective term of the loans.

The interest rate swap agreements meet the definition of a derivative in accordance with ASC815. The fair value and the change in fair value of the derivatives related to the interest rate swap agreements were insignificant for the years ended February 28, 2018 and 2019.

Facilities Agreement of 2019

On February 1, 2019, the Company entered into a three-year $600,000 term and revolving facilities agreement (the “Facilities Agreement of 2019”) with a group of arrangers led by Deutsche Bank AG, Singapore Branch. The facilities, a $270,000 three-year bullet maturity term loan and a $330,000 three-year revolving facility, are priced at 175 basis points over LIBOR. The interest is payable on a quarterly basis. The Company also paid commitment fee of 0.35% per annum based on the undrawn portion of the facilities for the period commencing on the commitment fee accrual commencement date to the end of the availability period applicable to the facilities. The use of proceeds of the facilities are for general corporate purposes.

The Facilities Agreement of 2019 contains financial covenants on the Group’s equity, interest cover and leverage, and also it has acceleration clauses about the occurrence of an event of default. The Company is required to maintain restricted cash equivalent to a three-month period of interest expense on the draw down for the duration of the Facilities Agreement of 2019.

As of February 28, 2019, the Company had paid debt issuance cost of $12,600 for the Facilities Agreement of 2019 and had not made any draw down of the loan under the facility commitment.

Short-term Loan Agreement

In June 2018, the Group entered into a one-year loan agreement with a PRC bank for amount of $14,945. The loan will mature in June 2019 at interest rate of 48 basis points over LIBOR. The use of proceeds of the loan are for general corporate purposes.